                             Exhibit 32.1

                CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350,

                    AS ADOPTED PURSUANT TO SECTION 906

                     OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Iverson, President, Secretary, Treasurer of Lakefield Ventures, Inc. Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Lakefield Ventures, Inc., for the fiscal year ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Lakefield Ventures, Inc.

/s/Michael Iverson

Michael Iverson

President, Secretary, Treasurer

Principal Accounting Officer

And a Director